UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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The following presentation was prepared by Office Depot, Inc. on August 2, 2013.

Office DEPOT

Business Solutions

Office DEPOT

Office DEPOT

Boysenberry
Purple
Magenta
Lilac

Investor Investor Presentation Presentation August 2013 August 2013 1

OFFICE DEPOT SAFE HARBOR STATEMENT
This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
concerning Office Depot, the merger and other transactions contemplated by the merger agreement, Office Depot’s long-term credit rating and its revenues and operating earnings.  These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Office Depot, based on current beliefs of management as well as assumptions made by, and information currently available to, management.  Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,”
“potential,” “predict,” “project” or other similar words, phrases or expressions.  These forward-looking statements are subject to various risks and uncertainties, many of which are outside of Office Depot’s control.  Therefore, investors and shareholders should not place undue reliance on such statements.  Factors that could cause actual results to differ materially from those in the forward-looking statements include adverse regulatory decisions; failure to satisfy other closing conditions with respect to the merger; the risks that the new businesses will not be integrated successfully or that Office Depot will not realize estimated cost savings and synergies; Office Depot’s ability to maintain its current long-term credit rating; unanticipated changes in the markets for its business segments; unanticipated downturns in business relationships with customers or their purchases from Office Depot; competitive pressures on Office Depot’s sales and pricing; increases in the cost of material, energy and other production costs, or unexpected costs that cannot be recouped in product pricing; the introduction of competing technologies;
unexpected technical or marketing difficulties; unexpected claims, charges, litigation or dispute resolutions; new laws and governmental regulations.  The foregoing list of factors is not exhaustive.  Investors and shareholders should carefully consider the foregoing factors and the other risks and uncertainties that affect Office Depot’s business described in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q,
Current Reports on Form 8-K and other documents filed from time to time with the SEC.  Office Depot does not assume any obligation to update these forward-looking statements.
ADDITIONAL INFORMATION
In connection with the solicitation of proxies, Office Depot has filed with the Securities and Exchange Commission, a definitive proxy statement concerning the proposals to be presented at Office Depot's Annual Meeting of Stockholders. The proxy statement contains important information about Office Depot and the 2013 Annual Meeting. Office Depot and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from Office Depot shareholders in connection with the election of directors and other matters to be proposed at the 2013 Annual Meeting. Information regarding the interests, if any, of these directors, executive officers and specified employees is included in the definitive proxy statement and other materials filed by Office Depot with the SEC.

1. Executive Summary
2. Steering the Company Through Industry and
Macro-Economic Headwinds
3. Pursuing Actions to Deliver Shareholder Value
4. Why We Believe Adding Starboard Nominees is
Unnecessary and Harmful

Successful Navigation of Headwinds with Long-Term Plan in Place

The Office Depot Board Has Successfully Led the Company through Significant Industry and
Macro-Economic Headwinds, Executing on a Detailed Strategic Plan to Improve Operations
Unprecedented Combination of Secular and Cyclical Challenges Over the Last Six Years
– Increased competition from non-traditional office supply retailers, web-based competitors and an overall reduction in paper products consumption
– Macroeconomic recession in the U.S. and Europe, which significantly impacted small-and medium-sized businesses and resulted in reduced office supply usage and costs
– Capital markets volatility impacted the OSS sector and created collateral damage as several specialty retailers failed (e.g. Circuit City)
These challenges required a shift in focus by the Board to address and preempt the impact of these issues
– 2008 – 2009: Focus on restoring liquidity and maintaining customer, vendor, rating agency and debt market confidence in the Company, raised $350 million from BC Partners
– 2010: New CEO announced and new strategic plan developed
– 2011 – 2012: Implementation of aggressive business improvement plan and pursuit of strategic opportunities to unlock meaningful value
– 2013+: Continued focus on improving operations, while planning for merger integration, synergy realization and continued business transformation

Sustained Focus on Shareholder Value is Achieving Results
The Board of Directors is Experienced, Engaged and Best-Qualified to Deliver Shareholder Value
Through its Internal Strategic Plan and Managing the Ongoing Integration Efforts with OfficeMax
The Board has maintained a fresh perspective to address new challenges, adding six new directors in the last six years with a combination of retail experience and equity holder perspective
Continuing Successful Implementation of Multi-Year Business Improvement Plan
The strategy has resulted in over $1 billion in benefits since 2007, including approximately $200 million in 2012 and an estimated $120 million in additional benefits expected in 2013
Recently Executed Two of the Company’s Largest Value Creation Opportunities
Sold Office Depot’s JV stake in Mexico for approximately $680 million, an 11.6x EBITDA multiple, significantly increasing the Company’s liquidity and financial flexibility
Signed merger agreement with OfficeMax in February 2013, creating the opportunity for Office
Depot shareholders to benefit from an estimated $400-$600 million in annual synergies
Both initiatives were started in late 2011 / early 2012, well before Starboard’s ownership
Inserting Starboard Nominees on the Board of Directors is Unnecessary, Could Jeopardize the
Progress Made to Date and Hinder Future Decision Making
Imperative to continue momentum on integration planning, including the CEO search and development of the integration plan, in order to deliver the projected synergies for shareholders
Each month of delay represents approximately $12 million in lost potential synergies for Newco

Not Your Typical Situation, Merger-of-Equals in Process

Current Initiatives to Unlock Shareholder Value Are Years in the Making
– A combination with OfficeMax was discussed on many occasions over the past several years but the two sides were never able to reach agreement, despite very compelling strategic and economic benefits – THIS Board Made It Happen
– The Boards of OfficeMax and Office Depot thoughtfully put together a merger-of-equals (MOE)
that will have a combined Board of 10 of the best directors to lead the combined company
– The MOE structure requires joint decision-making and trust from both companies; the Board and management team have established relationships as well as lines of communication that would take significant time to recreate
– The Boards have formed a CEO selection committee to ensure there is no management entrenchment and have cast a wide external net, as well as considering the existing CEOs
Single Biggest Value Creator for Shareholders is Completion of the OfficeMax Merger and
Delivery of Synergies in the Most Expeditious and Complete Manner Possible
– Turnover on the Board and management team could derail a smooth integration process and delay realization of the merger benefits for shareholders, employees, customers and vendors
– Starboard’s involvement in the CEO selection committee would likely disrupt and potentially force us to restart a process that has made significant progress
– Reconciling Starboard’s outside-in synergy plan will delay synergy implementation
Now is NOT the Time for Change to a Board that Has Repeatedly Demonstrated Its
Commitment to Pursuing the Long-Term Best Interests of Office Depot Shareholders

CEO Selection Efforts Well Underway
*CEO Selection Committee Co-Chair

Nigel Travis * CEO/Chairman, Dunkin’ Brands;
Former President/CEO, Papa John’s
Thomas Colligan Director, ADT Corp and CNH Global;
Former Vice Chairman, PriceWaterhouseCoopers
Marsha Evans Rear Admiral (Ret.), US Navy;
Director, Weight Watchers Int’l;
Former CEO American Red Cross and Girl Scouts USA;
Former Director May Dept. Stores and Autozone
Office Depot
V. James Marino * Director, PVH Corp;
Former President/CEO, Alberto-Culver
Rakesh Gangwal Non-Exec. Chairman, OfficeMax;
Director, CarMax and Petsmart;
Former Chairman/President/CEO Worldspan Technologies,
Former President/CEO US Airways Group
Francesca Ruiz de Luzuriaga Director, SCAN Health;
Former COO, Mattel Interactive
OfficeMax
Korn/Ferry has commenced an exhaustive search process and contacted over 100 candidates, several qualified individuals currently under consideration and actively interviewing
Committee has held two extensive in-person meetings to review position profile, meet weekly to review search progress
Office Depot and OfficeMax have jointly developed criteria to guide the search process which includes:
Ideally a public company CEO with Wall Street credibility and a global perspective, strong executive from
Fortune 100 organization could also be considered
High integrity, team building, transformational leader with a proven track record
Experienced business integrator who has achieved synergy and value creation
Starboard has been asked to submit qualified candidates to the selection process, and the Committee has reviewed one of Starboard’s prior director nominees already
Joint CEO Selection Committee
“In our experience, candidates express reluctance to pursue an opportunity when the Board composition is unclear; the current proxy fight has the potential to be disruptive to both the process and candidate interest in the CEO search assignment for the combined Office Depot / OfficeMax merger.” – Korn/Ferry

1. Executive Summary
2. Steering the Company Through Industry and
Macro-Economic Headwinds
3. Pursuing Actions to Deliver Shareholder Value
4. Why We Believe Adding Starboard Nominees is
Unnecessary and Harmful

$4.5 billion in 2012 sales
1,109 stores averaging 22,773
sq. ft.
(2)
Highest concentration in Sunbelt
region, particularly Florida,
California and Texas
Stores also offer Copy & Print
Depot and Tech Depot Services
Pursue smaller footprint stores as
go-forward model
North American Retail North American Retail
Division Division
North American Business North American Business
Solution Division Solution Division
International International
Division Division
Sales of $3.2 billion in 2012
One of the world’s largest e-
commerce retailers with over $4
billion in global sales in 2012
Direct business serves small to
medium-sized customers using web
sites and catalog
Contract business employs a
dedicated sales force to serve
medium-sized to large customers
$3.0 billion in 2012 sales
Direct channel has catalog offerings
in 15 countries and operates more
than 40 separate web sites
(2)
Contract business employs a
dedicated sales force that services
medium-sized to large customers in
Europe and Asia
124 retail stores and another 393
stores as part of joint venture,
licensee and franchise agreements
(1) Reflects full-year 2012 results
(2) As of March 31, 2013
Office Depot Overview

Office Depot is a $10.7
(1)
billion leading global provider of office products and services with 1,614 worldwide retail stores, a field sales force, global e-commerce operations and top-rated catalogs
North
American
Retail
42%
North
American
BSD
30%
International
28%
% of Sales by Division (2012) % of Sales by Category (2012)
Supplies
65%
Furniture &
Other
14%
Technology
21%
(2)

Fresh Perspective Through Recent Changes in Board Composition

2013 Board of Directors
Neil Austrian (Chairman)
Justin Bateman
Thomas Colligan
Marsha Evans
Eugene Fife
Scott Hedrick
Kathleen Mason
Michael Massey
(1)
Raymond Svider
Nigel Travis
(1) Nominated to replace outgoing director Brenda Gaines
The Board Has Evolved Significantly to Maintain a Fresh, Knowledgeable and
Shareholder Oriented Perspective
The Board Has Added Six Highly-Qualified Directors Over
the Last Six Years
Justin Bateman – June 2009
Senior Partner, BC Partners
Director: Intelsat (Audit Committee), Multiplan, and Cequel Communications
Thomas Colligan – January 2010
Former Vice Chairman, PriceWaterhouseCoopers
Director: ADT Corp., CNH Global  (Audit Committee), and Targus Group Intl.
Former Director: Schering-Plough, Anesiva, Educational Management
Eugene Fife – July 2012
Sr. Advisor, BC Partners; former Partner, Goldman Sachs
Former Director: Eclipsys (Non-Exec. Chairman), Allscripts, Caterpillar (Audit
and Nominating / Governance Committees)
Michael Massey
(1)
– 2013 Nominee
Fmr. President/CEO, Collective Brands;
Former President, Payless ShoeSource Intl. JVs
Raymond Svider – June 2009
Managing Partner, BC Partners
Director: Intelsat (Audit and Compensation Committees), Accudyne (Chairman),
Cequel Communications (Compensation Committee), MultiPlan
Nigel Travis – March 2012
CEO & Chairman, Dunkin’ Brands
Former President/CEO, Papa John’s
Former Director: Lorillard, Papa John’s, Bombay Company, Limelight Group

Increased Competition from Online Providers (e.g. Amazon) and Low-Cost Superstores (e.g. Wal-Mart)
History of Managing and Creating Value through Change

2009
• Closed over 120
stores in North
America
• BC Partners
investment secured,
adding $350M of
crucial liquidity
• Sold of over $300M
of non-core assets
around the world
2010
• Established Business
Transformation
Group for cost and
margin initiatives
• Separation of former
CEO
• Appointed Neil
Austrian interim CEO
• Exited Japan
business
• Divested Office
Depot Israel
2011
• Launched
Continuous Process
Improvement
internationally
• After search process,
appointed Austrian
CEO
• Launched small store
format
• Board launched
strategic review of
OfficeMax
combination and
attempt to engage
2012
• April: Started
discussions with
OfficeMax
• Spring: Commenced
strategic review of
Mexico; more detail on
JV provided publicly
• June: Launched retail
strategy with smaller-
store format
• Summer: Began
discussions on
monetization of Mexico
2013
• February: Signed
merger agreement
with OfficeMax
• July: Sold stake in
Office Depot de
Mexico
• July: Shareholders
vote to approve
merger with
OfficeMax
Board and
Management
Actions to
Mitigate
Impact and
Unlock Value
Industry-
Wide
Challenges
Exacerbated
by Existing
Company-
Specific
Dynamics
Rapid Adoption of Mobile Devices Including Smartphones and Tablets
Disproportionate Exposure of Footprint in Hard-Hit Geographies (e.g. FL, CA, TX)
Existing Focus on Technology Products
Starboard Investment in ODP
Credit Crisis / Retailer Bankruptcies / Housing Market and SMB Distress with Significant Sales Deleveraging Across OSS Peers

Launched New Strategic Plan in 2010 with Actions to Improve Operations
• Made changes in several areas of the top management team (HR, Intl, Retail)
• Recruited Chief Marketing Officer and new head of marketing and merchandising
• Changed pricing and promotion strategy - began using DemandTech tools
• Opened inside sales office in Austin to focus on small to medium-sized businesses
• Changed store associate focus from operations to customer engagement with In Store
Customer Experience (ISCE), concentrate on selling skills & conversion
• Installed store traffic counters to provide measurable traffic and conversion metrics
• Launched one-hour, in-store pickup for online purchases and mobile hand-held devices to provide product information, availability, customer reviews and in-aisle checkout
• Established new product development initiative to introduce more relevant new products and offset declining categories
• Hired new advertising agency and launched marketing programs to create customer interest and engagement (smallbizclub, Real Change, One Direction, Loyalty Program)
• Invested in critical areas – e-commerce; data knowledge of customers; marketing intelligence

$551
$131
($1,200)
($1,000)
($800)
($600)
($400)
($200)
$0
$200
$400
$600
$800
2007 Adjusted
EBIT
Sales Volume Occupancy
Costs
Distribution
Costs
Selling
Expenses
Gross Profit
Improvement
2012 Adjusted
EBIT
Over $1.1 billion of adjusted EBIT
(1)
benefits
from cost initiatives and margin improvement
Nearly $5 billion of sales deleveraging
at ~30% gross margin rate
($ millions)
(1) Adjusted EBIT excludes charges for restructuring actions and activities to improve future operating performance. The measure is presented to provide management and investors an opportunity to make meaningful assessments and comparisons of results from total operations, charges related to restructuring and efficiency-related actions, and the results after isolating those Charges. The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at
www.officedepot.com.
Strategy Has Delivered Results Despite Headwinds

(1) (1)

Executing Reductions Across the Entire Cost Structure
Occupancy Costs
Distribution
Expenses
Store & Selling Expenses
General & Administrative
Expenses
• Lowered occupancy costs by $50 million over 2011 and
2012 through downsizes, closures and rent reductions
• Shifted network costs to 80% variable in N. America
• Reduced N. American distribution facilities from 32 to 15 and consolidated Northeast network
• Rationalized European network
• Since 2007 reduced expenses in N. America by $440 million
and in International by $140 million
• Since 2007, reduced advertising by $160 million or ~30%;
normalized N. American Ad spend in line with peers
• $58 million in reductions since 2007 in outsourcing of
Finance and IT functions, reduction in support costs and
benefits of indirect sourcing initiative
• Any comparison since 2007 must account for changes in
fixed headquarters costs and ERP costs
Gross Margins
• 220 bps improvement in gross margins over the last four
years through sales and margin initiatives
(1)
Other
• Exited non-strategic markets in International in 2011
producing $17 million of EBIT benefits
(1) For purposes of comparability, gross margin for the years 2007, 2008, and 2009 have been adjusted retrospectively to include shipping and handling expenses in accordance with the Q1 2013 change in accounting principle of presenting such expenses. Gross profit for the years 2007, 2008, 2009, 2010, 2011 and 2012 include shipping and handling expenses amounting to $1.0 billion,  $0.9 billion,
$0.8 billion, $0.7 billion, $0.7 billion, and $0.7 billion, respectively.

GP $
GP %
GP ($ billions)
GP %
$3.1
$2.6
$2.6
$2.7
$2.5
4
3
2
1
0
24%
23%
22%
21%
20%
2008
2009
2010
2011
2012

Adj. Operating Expense
Adj. Operating Margin % Sales
Adj. Oper. Expense ($ billions)
Adj. Oper. Margin %
$3.2
$2.6
$2.6
$2.6
$2.4
4
3
2
1
0
2%
1%
0%
(1%)
2008
2009
2010
2011
2012

Advertising Expense
Advertising Exp. % Sales
Advertising Expense ($ millions)
Advertising Expense %
$526
$453
$470
$435
$402
600
500
400
300
200
100
0
6%
5%
4%
3%
2%
1%
0%
2008
2009
2010
2011
2012

Mexico Contribution
Adj. EBIT
Adj. EBIT ($ millions)
175
150
125
100
75
50
25
0
(25)
(50)
(75)
(100)
(125)
($51)
($88)
($23)
$8
$53
$84
$88
$122
$99
$131
$118
$150
2008
2009
2010
2011
2012
2013F

Office DEPOT

(3)
(1) (1)

Italicized figures denote
Adjusted EBIT including
Mexico contribution
Gross Profit Adj. Operating Expense & Operating Margin
Adjusted EBIT
(3)
Advertising Expense
(1)(2) (2)
Improvement in Key Metrics is Driving Adjusted EBIT
(3)
Growth
For purposes of comparability, gross profit and gross profit percentages for the years 2007, 2008, and 2009 have been adjusted retrospectively to include shipping and handling expenses in accordance with the Q1 2013 change in accounting principle of presenting such expenses. Gross profit for the years 2007, 2008, 2009, 2010, 2011 and 2012 include shipping and handling expenses amounting to $1.0 billion,  $0.9 billion, $0.8 billion, $0.7 billion, $0.7 billion, and $0.7 billion, respectively. This also results in a reduction to Operating Expenses for the same period, which previously included the impact of shipping and handling
Adjusted Operating Expense excludes charges for restructuring actions and activities to improve future operating performance.
Adjusted EBIT excludes charges for restructuring actions and activities to improve future operating performance. The measure is presented to provide management and investors an opportunity to make meaningful assessments and comparisons of results from total operations, charges related to restructuring and efficiency-related actions, and the results after isolating those charges.  The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader.  A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.
(1)
(2)
(3)

Free Cash Flow
$200
$150
$100
$50
$0
($50)
($100)
$138
$166
$34
$69
$117
($49)
2007
2008
2009
2010
2011
2012

Liquidity
$1,800
$1,500
$1,200
$900
$600
$300
$0
223
156
660
627
571
671
806
689
712
726
674
734
699
742
2007
2009
2011
6/29/13 PF
Revolver/ABL
Cash

Office DEPOT

Maintaining Positive Cash Flow and Strong Liquidity Position
($ million)
Positive Free Cash Flow
(1)
since 2008 through
successful working capital management
Sustained liquidity above $1.3 billion since 2009
with no current ABL borrowings
$912
$868
$1,386
$1,301
$1,305
$1,370
(1) Free Cash Flow is a non-GAAP financial measure, and equals net cash provided by operating activities less capital expenditures. The measure is presented to provide management and investors an opportunity to make meaningful assessments and comparisons of financial results.  The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.
(2) 2012 free cash flow of $117 million has been adjusted to exclude a $58 million negative impact related to a first quarter pension settlement. The settlement impact on cash flow from operating activities was offset by a positive impact to cash flow from investing activities of the same amount, with the net result of having no total cash flow impact on Office Depot.
($ million)
(2)
(1)
$1,548
6/29/13PF reflects
cash balance of $472
million plus $550
million in after-tax
proceeds from sale
of Mexico JV less
50% redemption for
BC Partners ($216
million)

Stock Price Has Outperformed Peers in a Difficult Market

Since the appointment of Neil Austrian as CEO in November 2010, Office Depot’s stock price has outperformed its peers despite continued sector headwinds
(100.0%)
(75.0%)
(50.0%)
(25.0%)
0.0%
25.0%
50.0%
11/1/10 3/24/11 8/15/11 1/5/12 5/29/12 10/17/12 3/14/13
Office Depot OfficeMax Staples
7/26/13
“We believe that market fears about the sustainability of the office supply business are overblown…[and] believe that improving industry trends as well as ODPs aggressive push to reduce store size/costs and improve profitability provide upside to shares over time.”
- Morgan Stanley, May 23, 2012

1. Executive Summary
2. Steering the Company Through Industry and
Macro-Economic Headwinds
3. Pursuing Actions to Deliver Shareholder Value
4. Why We Believe Adding Starboard Nominees is
Unnecessary and Harmful

Creating Shareholder Value - Office Depot / OfficeMax Merger Highlights
• Office Depot Board initiated review of proposed combination in 2011, and was actively engaged in discussions with OfficeMax well before Starboard’s investment
• OfficeMax and Office Depot announced merger of equals to create $18 billion (1)
office solutions company in February 2013
• Two leading companies combined to build a stronger, more efficient competitor able to meet the growing challenges of a rapidly changing industry
• Customers will benefit from unique, innovative products, services and solutions available through a global, multichannel network
• Well-positioned to optimize sales platform and distribution network, and to expand multichannel capabilities to better serve customers and compete against larger players (e.g., Wal-Mart, Amazon, Costco, Target)
• Size, scale and global reach will strengthen the portfolio of products, services and solutions to customers worldwide
• Long-term value creation through realization of annual synergies as well as enhanced cash generation and liquidity to fund internal and external opportunities
(1) Pro forma combined sales for the 12 months ended December 29, 2012

Creating Shareholder Value - Broad Support for OfficeMax Merger
“We believe the merger is being undervalued by the market as the potential capacity reduction and operating synergies should be significant for the remaining players.”
- Credit Suisse, May 1, 2013
“Consolidation seems logical given headwinds in the industry. A merger between Office Depot and OfficeMax is a logical response to industry dynamics and could unlock significant value for shareholders.
The office
superstore (“OSS”) channel is feeling pressures on multiple fronts with macro employment trends lackluster and the effects of increased digitization in the workplace (i.e. a trend toward a “paperless office”)…[h]ighly accretive merger economics benefit shareholders. A merger between ODP and OMX would accelerate store closings, increase purchasing power, leverage corporate overhead and SG&A costs, and allow for distribution rationalization. ”
- Jefferies, February 20, 2013
“We continue to view ODP-OMX as the most compelling value / special situation stocks in our coverage universe, supported by our belief that the deal will close successfully, synergies will be significant, NOLs and other
balance sheet opportunities can provide further upside potential, and valuation is supportive.”
- KeyBanc Capital Markets, April 30, 2013
• Merger overwhelmingly approved by shareholders in July 2013, over 98% of the shares voted from each company were voted FOR the merger

Approximately $8 billion in combined North American spend
SKU harmonization and vendor optimization
Estimated synergy potential of $130 - $200 million
Purchasing
Efficiencies
Supply
Chain
Approximately $1 billion in combined North American spend
Network optimization, transportation and delivery efficiencies
Estimated synergy potential of $70 - $100 million
Advertising &
Marketing
Approximately $0.5 billion in combined North American spend
Efficiencies in weekly inserts, media and catalogs
Estimated synergy potential of $70 - $100 million
Selling, General &
Administrative
Approximately $1.5 billion in combined North American spend
Sales and support function efficiencies and standardization of processes
Estimated synergy potential of $130 - $200 million
Creating Shareholder Value - Substantial Synergy Potential
Total annual run-rate cost synergies following integration of approximately $400-$600 million
Target to realize one-third of synergies in Year 1, with majority of synergies expected to be achieved by Year 3
Approximately $350-$450 million in one-time costs
(2)
and $200 million in capital investment to achieve synergies

Approximately $18 billion in Sales
(1)
and $11 billion in North American Costs
(1) Sales based on 2012 pro-forma figures.
(2) Includes transaction costs.

Creating Shareholder Value - Strong Leadership on Integration Planning
After extensive involvement in merger negotiations, the Board has continued to provide close oversight of integration and planning

Steering Committee
Neil Austrian
Mike Newman*
Michael Allison
Elisa Garcia
Ravi Saligram
Steve Parsons*
Matt Broad
Deb O’Connor
Merchandising/COGS
ODP OMX
Indirect Procurement
ODP OMX
HR
ODP OMX
Legal
ODP OMX
IT
ODP OMX
E-Commerce
Communication/PR
ODP OMX
Finance / Accounting
ODP OMX
Supply Chain
ODP OMX
B2B Ops
ODP OMX
Marketing
ODP OMX
Retail Ops Mgmt
ODP OMX
Integration Management Office (IMO)
* Integration Planning
Leaders
ODP OMX
ODP OMX
Platform Teams
Project management
Baselines and synergies
Communications
Culture and change
Talent management
Vince Pierce Paul Hoelscher
Boston Consulting Group actively engaged as external integration advisor
Established Integration Management Office (IMO) and planning teams with joint representation from
Office Depot and OfficeMax in IMO and all integration tracks
Development of detailed integration strategy and Day 1 operating plan well under way
Extensive collaboration with frequent face-to-face Steering Committee meetings

Unlocking Shareholder Value - Office Depot de Mexico Sale Highlights
Formed in 1994 as joint venture with
Grupo Gigante; 2012 sales of
approximately $1.1 billion
50% ownership interest and equity
method of accounting
Began initiative to illuminate value of
business in Q1 of 2012, well before
Starboard involvement
Transaction closed in July 2013
Total transaction value of approximately
$680 million represents 11.6x 2012
EBITDA (high-end of Starboard’s
estimated value)
(1)
After-tax proceeds of approximately $550
million, enhancing liquidity going into the
merger
Represents significant value creation for
shareholders
Latin American Geographic Presence
257* retail locations and
distribution facilities in
Latin America
Mexico
Colombia
Costa Rica
El Salvador
Guatemala
Honduras
Panama
$31 $31
$34
$32
2009 2010 2011 2012
Miscellaneous Income Recorded at Office Depot – Mexico JV
($ in millions)
* At end of 2012

(1) Range of $500 - $700 million for “value of unconsolidated Office Depot de Mexico” presented in Starboard’s September 17, 2012 letter

Unlocking Shareholder Value - Broad Support for Mexico Transaction
“We are encouraged by the Office Depot de Mexico sale, which will provide Office Depot funding to buy back a significant portion of BC Partners’ stake and deliver its balance sheet,
both of which we view as positives given
the pending OfficeMax merger. In addition, we do not believe the market was giving Office Depot much credit for the JV’s value, so we are happy to see management monetize this investment at an attractive valuation.”
- BB&T Capital Markets, June 4, 2013
“This sale price is higher than our initial estimates of $450 – 500 million and reflects a 21 – 22x multiple on 2012 earnings…[t]his transaction strengthens [Office Depot’s] balance sheet and financial position, and will simplify the integration of ODP and
OMX.”
- Janney, June 4, 2013

“We are pleased that the Company has announced that on July 9, 2013, it has consummated the sale of its valuable
50/50 joint venture interest in Office Depot de Mexico to its joint venture partner.”
- Starboard Value, July 23, 2013
“In our view, the deal is a positive for Office Depot for several reasons.
First, it would allow a combined ODP-
OMX (assuming the merger is approved) to focus on integrating the U.S. office supply retail business – which has faced ever-increasing challenges in recent quarters. Second, it enables ODP to reduce its leverage and simplify its ownership
structure. Third, we believe the deal is highly attractive for Office Depot from a valuation standpoint, given that it effectively values its stake in the Mexico JV at over 20x trailing PE.”
- Barclays, June 4, 2013

Until the merger with OfficeMax is completed, the two companies continue to operate independently as competitors in the marketplace
To drive sales and profitability improvements, we remain highly focused on our key standalone operating initiatives to deliver our 2013 plan:
Executing the North American Retail strategy
Improving the web experience and making omni-channel a reality
Growing services and solutions
Increasing own brand and direct import penetration
Driving small-and medium-size business customer growth
Improving the International Division cost structure
Working with vendors to decrease cost of goods sold
Reducing expenses
Continued Improvement of Operations Regardless of Merger Outcome

1. Executive Summary
2. Steering the Company Through Industry and
Macro-Economic Headwinds
3. Pursuing Actions to Deliver Shareholder Value
4. Why We Believe Adding Starboard Nominees is
Unnecessary and Harmful

The Board Is Committed to Open Dialogue with All Shareholders
• Since Starboard filed its 13D, the Board and management have held six face-to-face discussions and multiple phone conversations over 11 months with Starboard on a variety of topics
The Board has welcomed any new ideas Starboard has regarding Office Depot’s operations
The Board has repeatedly requested the restructuring plan that Starboard claims to have developed, but has yet to receive it
Starboard Value has said it plans to release its detailed plan “within the next two weeks”, which appears to be timed for maximum shock value ahead of the annual meeting, rather than a genuine attempt to cooperatively and effectively work toward delivering shareholder value
• Any names Starboard Value puts forth to the CEO Selection Committee will (and have) receive full vetting and consideration, as has been offered previously
• The Board has also been accommodating in timing its Annual Meeting to permit Starboard, at their request, to conduct its work according to a reasonable timeline and provide full and fair opportunity to be heard
• The Board has engaged with Starboard subject to the limitations on information it can share with individual investors, especially considering the Company’s strategic activity
Starboard declined the opportunity to receive more information under a confidentiality agreement

The Office Depot Board Has Shown a Cooperative and Flexible Approach to
Understanding Starboard’s Concerns

Starboard’s Analysis of Office Depot is Simplistic and Flawed
• Despite “extensive due diligence on the Company” and “detailed research and analysis” over the past year,
Starboard’s current analysis is virtually identical to its initial 2012 letter, with no detail on specific initiatives
• Starboard’s peer comparison focuses primarily on one metric (operating margins) and ignores important differences
– Excludes the impact of Office Depot’s high-margin 50/50 Mexico JV from operating income but uses
OfficeMax figures that fully consolidate OfficeMax’s 51/49 Mexico JV
– Fully consolidating the 50/50 Mexico JV would increase adjusted operating income margins for Office
Depot by nearly a full percentage point
– Other relevant metrics that Starboard has ignored show Office Depot in line with peer performance
(e.g., adj. EBITDA margins of 3.1% [3.6% fully consolidating Mexico] in line with OfficeMax at 3.0%)
• Since 2007, the existing Board and management team have generated over $1 billion in adjusted EBIT benefits through cost initiatives and margin improvement across the full cost structure, not just Starboard’s focus areas of G&A and advertising spend (only ~30% of total costs, excluding COGS)
• In Q1 2013, the Company reallocated certain corporate G&A expenses to its Divisions and reclassified shipping & handling expenses as COGS in order to improve transparency and comparability both internally and externally with peers
• Have further reduced Adjusted Operating Expenses by $51 million through the first half of 2013

Superficial Analysis of Office Depot’s Operating Performance Done on the Basis of a
Limited, and Not Readily Comparable, Universe of Peers

Starboard Value is Restating the Company’s Existing Plan
ODP Initiatives
Executing the North American Retail strategy
First Discussed on Q1 2012 Earnings Call
Improving web experience and making omni-channel a reality
First Discussed on Q3 2012 Earnings Call
Growing services and solutions
First Discussed on Q2 2011 Earnings Call
Increasing own brand and direct import penetration
First Discussed on Q3 2011 Earnings Call
Driving SMB customer growth
First Discussed on Q1 2011 Earnings Call
Improving the International Division cost structure
First Discussed on Q1 2011 Earnings Call
Working with vendors to decrease cost of goods sold
First Discussed on Q1 2009 Earnings Call
Reducing expenses
Began in Q4 2009 Earnings Call and Every Earnings Call Since
Starboard “Initiatives”
Increasing higher-margin services
mix
Increasing private label and direct-
sourced penetration
Downsize to smaller-store formats
Increasing the mix of higher-margin
SMB customers
Reducing G&A / Advertising expenses

“Starboard’s lengthy list of recommended operational improvements is largely consistent with existing themes … Hence, we are more inclined to view
[many of] these initiatives as already reflected in the company’s run rate and investor expectations.  We note that ODP is already achieving a healthy rate of margin benefits from its various initiatives … but this has largely been offset by deleverage from declining revenues.” - Bernstein, October 15, 2012

Starboard Value Agrees with the Company’s Strategic Actions
ODP Strategic Actions
Merger-of-Equals with OfficeMax
Starboard Reactions
Merger-of-Equals with OfficeMax
• Began strategic evaluation in 2011 and
initiated discussions in April 2012 to
explore range of potential transactions
• Significant scale benefits with notable
growth opportunities
• $400 - $600 million of potential cost
synergies
• Stronger financial profile
Sale of Mexico JV
• Internal strategic review commenced in
early 2012 to determine best course for
asset
• $680 million sale at 11.6x EBITDA
• Successfully negotiated transaction
concurrent with pending OMX merger
despite complexities
• Opportunity not identified initially by
Starboard, but they have expressed
support for the transaction post-
announcement
• Subsequent Starboard synergy
estimates comparable to those
presented at announcement by Office
Depot and OfficeMax
(1)
Sale of Mexico JV
• Advocated for transaction after Office
Depot internal strategic review already
well progressed and discussions with
Grupo Gigante underway
• Value realized by ODP represents high
end of the estimated Starboard value
range for Mexico JV ($500 - $700
million)
(2)

(1) Estimated synergies excluding store closures presented as $500 - $700 million in Starboard’s April 22, 2013 investor presentation
(2) Range of $500 - $700 million for “value of unconsolidated Office Depot de Mexico” presented in Starboard’s September 17, 2012 letter

The Board is Focused on Shareholder Value
• The Board’s strategic actions this year (OfficeMax merger and Office Depot de Mexico sale) were well underway when
Starboard showed up and are clear evidence of the pursuit of shareholder interests
– A merger-of-equals transaction where the combined company’s board, HQ, branding, CEO and management team are to be determined jointly and objectively based on merit, demonstrates that this Board is solely focused on shareholder value
– Starboard’s involvement with the selection committee now would be extremely disruptive and impact the work done to date, including interviews of potential CEOs already conducted
• There has been active equity investor participation on the Board with the inclusion of BC Partners, a holder of 22% of the common stock through its preferred stock investment
• Office Depot adopted a one-year Rights Plan (which the Board announced will expire in October 2013) to prevent an investor from amassing control of the Company without paying a fair price, at a time the Board was negotiating transactions that would unlock substantial value
– Starboard has repeatedly cited the Company’s theoretical ability to increase BC Partner’s ownership stake in an effort to increase the votes of a supportive shareholder and thus “usurp voting control”.  The Company has paid only cash dividends to BC Partners since Q3 2012 and voting shares have not increased
• Annual election of all directors and the ability to act by written consent both exist, and have been utilized by Starboard in its current campaign
• The Board plans to hold the next Annual Shareholders Meeting to elect directors in April of 2014

The Current Board Members Have Consistently Acted in the Best Long-Term Interests of
all the Company’s Stockholders, and Consistent with Their Fiduciary Duties

Independent & Highly Qualified Board
Nine of 10 Board members are
independent of the Company
Appointed six new directors in
the past six years, with a new
director nominee in 2013
Lead independent director
charged with clearly-defined
responsibilities
Key committees comprised of
solely independent directors
Board Independence Breadth of Experience
Forward-Looking, Strong
Oversight
Industry and operational
experience includes years of
service as directors, CEOs
and presidents
Financial expertise derives
from former public company
and private equity leadership
Diversity of retail industry and
governance experience
supports long-term shareholder
interests
Focused implementation of
ongoing strategic plan,
regardless of OfficeMax
merger
Actively pursuing
transformative initiatives for the
benefit of shareholders:
– Proposed Merger with
OfficeMax
– Sale of the JV interest in
Office Depot de Mexico
Office Depot’s Board is focused on good governance and pursuing transformative strategies to drive long-term shareholder value creation

Office Depot is a global company with major non-retail businesses (in addition to retail) and requires a board with a diverse set of experiences

Starboard’s Claims Do Not Warrant Election of its Nominees
• Office Depot is a global company with major non-retail businesses (in addition to retail), and requires a board with a diverse set of experiences, including international sales force management and e-commerce, not just retail operators
– Office Depot has nominated Michael Massey, the former CEO and President of Collective Brands, to the Board;
there are ample directors with excellent retail operating experience to serve on the combined company’s board
• Starboard has repeatedly emphasized the “turnaround” expertise of its nominees without providing any examples of its nominees leading the integration of, or even participating in, a major merger-of-equals transaction
– As a sign of constructive dialogue with Starboard, Office Depot extended an offer to invite Joseph Vassalluzzo
(a Starboard nominee) to join its Board of Directors, which was declined
• Important decisions regarding a merger, especially a merger-of-equals, require collaboration and compromise –
Starboard’s pubic agitation to date illustrates that their direct involvement would hinder rather than help ongoing integration discussions, with each month of delay in integration costing $12 million in foregone cost savings
• The CEO selection committee is set, has hired a leading executive recruiting firm in Korn/Ferry, and is making good progress towards identifying and reviewing top candidates
– Office Depot’s contribution to the selection committee includes a director whose retail operating experience
Starboard has consistently acknowledged (Travis), a director with extensive HR / recruiting experience and as a public company director in the consumer/retail sector (Evans), and the former Vice Chairman of PWC (Colligan)
– Any CEO candidates Starboard submits to the selection committee will be considered in the same fashion as all other candidates
• Starboard candidates do not offer expertise that is not currently represented on the Board

Additional Director Candidates are NOT Needed for the Combined Company Board and
Disproportionate Influence from Starboard Could Harm the Merger Process

Recognition of Starboard’s Disruptive Effect on Integration

“We see this proxy context as more of an incremental distraction to an already complicated situation. We are not convinced that bringing in a new set of managers or directors at this juncture would lead to a superior
outcome.
The success or failure of the combined entity will be
determined by willingness and prudence to make short-term sacrifices for the good of the long-term benefits.”
- UBS, July 31, 2013
“One
issue that continues to remain a question mark on the merger is the role of Starboard. They are the activist investor that has been aggressively pushing their agenda at ODP. They are actively pursuing for four board seats and we believe are trying to be active in choosing the CEO. Our concern with Starboard, and their potential influence, is that they will have a somewhat different agenda than the company itself. Mergers of this magnitude can take time, perhaps a long time to work.
There will be set backs,
some synergies will prove to optimistic and others a much bigger opportunity than anticipated. However, one thing that we regularly have heard from companies involved in mergers like this, is that going slow may frustrate some stakeholders, but ultimately going too fast can frustrate customers, the ultimate stakeholder in long term
success.
We hope that the combined company works along an appropriate timeline that does not alienate customers.”
- Janney Capital Markets, July 30, 2013

Office Depot Board Best-Qualified to Complete Value Creation Initiatives
• The Office Depot Board of Directors has demonstrated its commitment to sustained value creation
– Secured investment from BC Partners in 2009 to solidify liquidity position
– Ongoing input and oversight on development and execution of key operating initiatives through industry and macro-economic headwinds
– Negotiated merger with OfficeMax, creating opportunity for Office Depot shareholders to benefit from an estimated $400-$600 million in annual synergies
– Unlocked value for shareholders by proactively monetizing Office Depot’s Mexico JV
• The highly-qualified Board and management team have been instrumental in the progress made to date on the OfficeMax and Office Depot de Mexico transactions
– Important relationships have been built with OfficeMax in multiple functional areas
– Key leaders from both companies are actively engaged in merger integration planning for the successful integration of the two companies and realization of potential synergies
– The CEO Selection Committee has launched a search process that is well underway
• We strongly believe inserting new parties at the table at this point will be harmful to the merger process and not in our shareholders’ best interests

Please Vote the WHITE PROXY Card in Support
of the Office Depot Nominees

DIRECTOR BIOGRAPHIES

Director Biography – Neil Austrian
• Director since 1998
• Chairman & CEO since May 2011, Interim
Chairman & CEO since November 2010
• Former President & COO of the National
Football League
• Former Managing Director at Dillon Read & Co.
• Former CEO and CFO of Doyle Bernbach
Advertising
• Former CEO of Showtime / The Movie Channel
• In-depth insights into the Company’s operations
and management coupled with background in
finance, investment banking and deal
negotiation uniquely qualifies him for serving on
the Board
• Significant expertise in management, finance,
marketing and strategic planning
• Chairman of Nominating and
Corporate Governance
Committee
• Compensation Committee
DirecTV
• Director
Viking Office Products
Merged with Office Depot
Former Director Active Director
• Chairman
Office Depot
• Governance Committee
Bankers Trust Company

Director Biography – Justin Bateman
• Director since 2009
• Senior Partner with BC Partners, a leading
global private equity firm with advised funds of
€12.6Bn
• Former PricewaterhouseCoopers professional
and Chartered Accountant
• Non-voting observer on the Audit Committee
• Experience as a chartered accountant and
understanding of accounting issues is helpful in
fulfilling the Audit Committee’s oversight
responsibilities; participation in portfolio
company oversight provides him with the skills
necessary to assist the Company with its
strategic planning process
• Education and experience in business and
finance provides the Board with significant
managerial, strategic, financial and compliance-
based expertise
• Director
Intelsat SA
• Director
General Healthcare Group
Acquired by Netcare
Former Director Active Director
• Director
Baxi Holdings
Merged with Remeha
• Director
Regency Entertainment
• Director
MultiPlan
• Director
Cequel Communications
• Finance Committee
Office Depot

Director Biography – Thomas Colligan
• Director since January 2010
• Former Vice Dean of The Wharton School’s Aresty
Institute of Executive Education
• Former managing director at Duke Corporate
Education, a corporation that provides custom
executive education affiliated with Duke University’s
Fuqua School of Business
• Former Vice Chair of PricewaterhouseCoopers LLP
• Served on the Coopers & Lybrand / PriceWaterhouse
integration committee responsible for harmonizing audit
approaches and market strategy
• Former Chair of the Transaction Committee at
Schering-Plough in its $40 billion merger with Merck
• Broad-based understanding of new and developing
business strategies that are helpful to the Board, in
addition to deep accounting experience
• As Chair of CNH Global special committee, oversaw
the negotiation of the recently-announced merger of
CNH and Fiat Industrial SpA
• Audit Committee Chair
• Nominating Committee
ADT
• Audit Committee Chair
• Transaction Committee
Educational Management
Sold to Goldman Sachs
• Non-Executive Chairman
• Audit Committee Chair
• Transaction Committee
Schering Plough
Sold to Merck
• Audit Committee Chair
Targus
• Special Committee Chair
• Audit Committee
CNH Global
Former Director Active Director
• Chair of Audit Committee
Office Depot

Director Biography – Marsha Evans
• Director since 2006
• Retired from the U.S. Navy with the rank of Rear
Admiral
• Held a number of senior positions in the U.S. Navy
including heading the Navy’s worldwide recruitment
organization
• Former Acting Commissioner of the Ladies
Professional Golf Association
• Former President and Chief Executive Officer of
the American Red Cross
• Former National Executive Director (CEO) of Girl
Scouts of the USA
• Former Director of May Department Stores through
its merger-of-equals with Federated Department
Stores
• Extensive human resources and governance
experience including retail companies May
Department Stores, AutoZone and Weight
Watchers International
• Audit Committee
Weight Watchers International
• Compensation Committee
AutoZone
• Finance and Audit Committee
May Department Stores
Sold to Federated
• Chair of the Nominating and
Governance Committee
• Compensation Committee
North Highland Company
Former Director Active Director
• Chair of Compensation
Committee
• Corporate Governance and
Nominating Committee
Office Depot
• Nominating and Corporate
Governance Committee
Huntsman Corporation

Director Biography – Eugene Fife
Former Director Active Director
• Director since 2012
• Founder and Managing Principal of Vawter Capital
and Senior Director at Goldman Sachs
• Former Interim President & CEO of Eclipsys
• Former Partner at Goldman Sachs, member of the
Management Committee and Chairman of
Goldman Sachs International; advised companies
and boards on numerous merger situations,
including dozens of mergers-of-equals transactions
• Former Presiding Director of the Caterpillar Board
• Previously designated to the Board by BC
Partners, a leading global private equity firm with
advised funds of €12.6Bn, before nomination as an
Independent Director
• Financial expertise and experience as a CEO and
director of large, publicly-traded multinational
corporations provides meaningful support
• Non-Executive Chairman
Eclipsys
Sold to Allscripts
• Director
Allscripts
• Presiding Director
• Chair of Nominating and
Governance Committee
• Chair of Audit Committee
Caterpillar
• Director
Accudyne Industries
• Chair of Audit Committee
Cequel Communications
• Corporate Governance and
Nominating Committee
Office Depot

• Audit Committee
Capital Research & Mgmt.

Director Biography – Scott Hedrick
Former Director Active Director
• Director since 1991 and Lead Director since 2011
• Founding investor and Director of Office Club from
inception until acquisition by Office Depot
• Served on boards of dozens of start-up companies as a
founder and general partner of Interwest Partners, a
venture capital firm with $2.8 billion under management:
– Noodles & Company: Director until sold to Catterton
in 2011; recently had successful IPO
– Tetra Technologies: Founding investor and Director;
now a NYSE company
– Hot Topic: Head of Compensation Committee until
successful acquisition in early 2013
– Corporate Express: Early investor and Director
through IPO
• Former Director, National Venture Capital Association
• Institutional knowledge of Office Depot, deep financial
expertise and other board service provide significant
perspective on retail operations
• Director
The Office Club
Sold to Office Depot
• Compensation Committee
Hot Topic
Sold to Private Investor
• Chair of Corporate
Governance and Nominating
Committee
• Compensation Committee
Office Depot

• Compensation Committee
• Audit Committee
Genesco

Director Biography – Kathleen Mason
Former Director Active Director
• Director since 2006
• Former President & CEO of Tuesday Morning
Corporation
• Former President of Filene’s Basement
• Former President of HomeGoods
• Former Chair & CEO of Cherry & Webb
• Senior executive positions at various large
national retail companies provides experience to
critically review the various business
considerations necessary to run a successful
consumer-driven business such as Office
Depot’s North American Retail Division
• Broad exposure to numerous retailers and
extensive retail knowledge offers insight into the
business and financial strategies necessary to
address evolving complex audit issues
• Extensive international sourcing and business
expertise provide important perspective
• Director
Hot Topic
Sold to Private Investor
• Director
Tuesday Morning Corporation
• Director
The Men’s Wearhouse
• Finance Committee
Office Depot

Director Biography – Michael J. Massey
Former Director Active Director
• Nominee
Office Depot
• Nominated in 2013
• Former President & CEO of Collective Brands, Inc.
• Former President of Payless ShoeSource’s
international joint ventures, which included a total of
over 200 stores; previously at The May Department
Stores Company
• Oversaw transformational mergers in 2007 of
Collective Licensing International and The Stride Rite
Corporation as senior executive and was a key player
in merger integration of both acquisitions
• As a former CEO of a retailer and brand wholesaler,
provides valuable retail experience and meaningful
insight to address issues affecting retailers, as well as
perspectives on B2B sales
• Additional international experience driving Payless,
Sperry Top-Sider, Keds and Stride Rite into broad
range of international markets (both at retail and
wholesale) offers global insights on issues affecting
Office Depot’s overseas business

Director Biography – Raymond Svider
• Director since June 2009
• Co-Chairman and Managing Partner of BC
Partners, a leading global private equity firm with
advised funds of €12.6Bn
• Has participated in or led a variety of investments
including Tubesca, Nutreco, UTL, Neopost,
Polyconcept, Neuf Telecom, Unity Media/Tele
Columbus, Intelsat S.A., Multiplan, Suddenlink and
Accudyne (formerly Hamilton Sundstrand)
• Former investment banker at Wasserstein Perella
• Significant leadership abilities and extensive
knowledge of complex financial and operational
issues facing large organizations
• Expertise in international operations and financial
strategy as well as in developing various strategies
to motivate and compensate executives provides
significant Board support
• Audit Committee
• Compensation Committee
Intelsat SA
Former Director Active Director
• Compensation Committee
MultiPlan
• Compensation Committee
Cequel Communications
• Compensation Committee
• Chair of Finance Committee
Office Depot
• Chairman
• Compensation Committee
Accudyne

Director Biography – Nigel Travis
• Director since March 2012
• Chairman, President & CEO of Dunkin’ Brands
Group Inc.
• Former President & CEO of Papa John’s
International, Inc.
• Former executive in Europe, International and
Retail divisions of Blockbuster, Inc., culminating
with the role of President & COO
• Former executive with Grand Metropolitan PLC,
including Managing Director, EMEA and SVP
Human Resources for Burger King
• Significant international, retail, human resources
and operations expertise
• Experience as a public company CEO provides
differentiated perspectives on leadership and
strategy
• Chairman
Dunkin’ Brands
Former Director Active Director
• Compensation Committee
Office Depot
• Director
Lorillard
• Director
Bombay Company
• Director
Limelight Group

APPENDIX SUPPLEMENTAL MATERIALS /

Costs Comments
($ million) 2007 2012 (B)/W
Occupancy Costs 646 602 (44) Driven by occupancy reductions and store closures
Cost of Goods Sold (COGS) 10,378 6,846 (3,532)
Distribution Expenses 964 712 (252) In North America, shifted network costs to 80%
variable, reduced distribution facilities from 32
to 15  and consolidated Northeast network.
Rationalized European network
Adjusted Other Selling
Expenses
(1)
2,383 1,801 (582) Reduced North America expense by $441 million and International by $141 million
Adjusted G&A Expenses
(1)
633 639 6
Adjustments
S-T Compensation 38 17 (21)
Facilities (12) (12) Incremental headquarters costs
IT Depreciation (31) (31) Incremental enterprise resource planning costs
G&A Expenses (pro forma) 671 613 (58)
Outsourcing of Finance and IT functions reduction
in support costs, benefits of indirect sourcing
initiative
Total Costs 15,042 10,574 (4,468)
Total Costs (excl.COGS) 4,664 3,728 (936)

Cost Structure Reductions 2007
-
2012
(1)
Adjusted Other Selling and G&A expenses are non-GAAP financial measures.  The measures are presented to provide management and investors an opportunity to make meaningful assessments and comparisons of results from total operations, charges related to restructuring and efficiency-related actions, and the results after isolating those Charges.  The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.

Reduced total Company operating
expense, adjusted for charges, by
$51 million in the first half of 2013
versus prior year
Adj. Operating Expense
(1)(2)
$1,237
$1,186
1,000
1,100
1,200
1,300
1H 2012 2H 2013
Adj. Operating Expense
(1)(2)
$3,187
$2,440
2,000
2,500
3,000
3,500
2008 2012
Reduced total Company
operating expense, adjusted for
charges, by $747 million between
2008 and 2012
($ millions)
($ millions)

Successfully Reducing Operating Expenses
(1)
(2)
Adjusted operating expense is a non-GAAP financial measure.  The measure is presented to provide management and investors an opportunity to make meaningful assessments and comparisons of results from total operations, charges related to restructuring and efficiency-related actions, and the results after isolating those Charges.  The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.
For purposes of comparability, gross profit and gross profit percentages for the years 2007, 2008, and 2009 have been adjusted retrospectively to include shipping and handling expenses in accordance with the Q1 2013 change in accounting principle of presenting such expenses. Gross profit for the years 2007, 2008, 2009, 2010, 2011 and 2012 include shipping and handling expenses amounting to $1.0 billion,  $0.9 billion, $0.8 billion, $0.7 billion, $0.7 billion, and $0.7 billion, respectively. This also results in a reduction to Operating Expenses for the same period, which previously included the impact of shipping and handling

Costs In-Line with Peers and Potential Additional Gross Margin Opportunity
($ millions)
Office Depot Office Max Staples
2010 2011 2012 2010 2011 2012 2010 2011 2012
Revenue $11,633 $11,490 $10,696 $7,150 $7,121 $6,920 $24,135 $24,665 $24,381
Gross Profit $2,610 $2,707 $2,536 $1,850 $1,809 $1,784 $6,535 $6,690 $6,491
% Sales 22.4% 23.6% 23.7% 25.9% 25.4% 25.8% 27.1% 27.1% 26.6%
SG&A $2,560 $2,616 $2,439 $1,689 $1,691 $1,645 $4,894 $5,056 $4,963
% Sales 22.0% 22.8% 22.8% 23.6% 23.7% 23.8% 20.3% 20.5% 20.4%
Adjusted Operating Income
(1)
$50 $91 $97 $161 $118 $139 $1,641 $1,634 $1,528
% Sales 0.4% 0.8% 0.9% 2.2% 1.7% 2.0% 6.8% 6.6% 6.3%
Adjusted EBIT
(1)
$84 $122 $131 $153 $110 $131 $1,641 $1,634 $1,548
% Sales 0.7% 1.1% 1.2% 2.1% 1.6% 1.9% 6.8% 6.6% 6.3%
Adjusted EBITDA
(1)
$291 $331 $333 $254 $195 $205 $2,140 $2,116 $2,015
% Sales 2.5% 2.9% 3.1% 3.6% 2.7% 3.0% 8.9% 8.6% 8.3%
100% Consolidation of Mexico
(2)
Adj. EBIT
(1)
$145 $186 $200
% Sales 1.2% 1.5% 1.7%
Adj. EBITDA
(1)
$373 $418 $426
% Sales 3.0% 3.3% 3.6%
Adjusted Operating Income, EBIT and EBITDA are non-GAAP financial measures. The measures are presented to provide management and investors an opportunity to make meaningful assessments and comparisons of results from total operations, charges related to restructuring and efficiency-related actions, and the results after isolating those Charges. The presentation of such non-GAAP information is not intended to suggest that such information is superior to the presentation of GAAP information, but only to clarify some information and assist the reader. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com.
Assumes conversion to U.S. dollars at average exchange rate for each of the periods shown based on figures as presented in Office Depot’s 2011 and 2012 10-Ks.
(1)
(2)

0

2010 2011 2012
North America International
NASCAR
• Redirecting advertising expense
into more effective e-commerce
marketing strategies
• Total Company 2012 advertising
expense as a percent of sales was
about 3.8%
• 2012 North American advertising
expense as a percent of sales was
about 3.6%
• Excluding the NASCAR
sponsorship that ended in 2012,
2012 North American advertising
expenses as a percent of sales
would have been about 3.3%, a
rate comparable to other office
supply superstore players

Increasing Advertising Effectiveness

* NPD Group includes ink, toner and paper in technology, not in supplies
NPD Group – Regaining Market Share in Key Categories
Office Supply Superstores (OSS) include Office Depot, OfficeMax and Staples
SUPPLIES * ($M)
Retail Store Sales
SPLS           Total All Other      Total
ODP           & OMX        OSS Retail            All             ODPMKT        OSS MKT
Time Period Stores Stores Stores Stores Stores Share Share
2010 $917          $2,277        $3,194 $5,812        $9,006          10.2%            35.5%
2011 $925          $2,307        $3,232 $6,047        $9,280          10.0% 34.8%
2012 $896          $2,300        $3,196 $6,245        $9,441             9.5% 33.9%
YTD – June 2013 $412          $1,007       $1,419 $2,497         $3,916          10.5% 29.1% 36.2%
TECHNOLOGY * ($M)
Retail Sales (Stores + Web)
Total             All Other ODP MKT
Time Period ODP  Retail Share
2010 $3,449 $87,398 3.8%
2011 $3,275 $85,860 3.7%
2012 $3,021 $81,676 3.6%
YTD – June 2013 $1,465 $36,893 3.8%
28.7%
28.6%
28.0%
OSS
ODP
Share

NPD Group – Channel Partner Peer Group
Retail Tracking Service – Office Supplies
• Office Superstores
Office Depot, OfficeMax, Staples
• Other Retail*
AAFES, Best Buy, BJ’s Wholesale Club, Dollar General, ALCO Stores, Family Dollar Stores, Fred Meyer, Kmart, Meijer, Navy Exchange, Pamida, QVC, Sam’s
Club, Shopko, Target, Walgreens, Walmart
• Ecommerce
TechDepot.com, AAFES.com, Amazon.com, Bestbuy.com, Kmart.com, Meijer.com, NavyExchange.com, Newegg.com, OfficeDepot.com, OfficeMax.com,
Overstock.com, QVC.com, Rakuten.com, Reliable.com, Sam’s Club.com, Shopko.com, Staples.com, Target.com, Walmart.com
Retail Tracking Service – Technology
• AV Specialty/ Electronic Specialty/ Mass Merchant/Ecommerce
4Sure.com, AAFES, AAFES.com, ABC Warehouse, ABC Warehouse.com, Abt Electronics, Abt Electronics.com, Amazon.com, American TV, AmericanTV.com,
Apple Store, Apple.com, Bernie's 8 , Best Buy, Best Buy.com, Bjorn's, BJ's Wholesale Club, Blockbuster Video, Bloomingdale's, Bob & Ron's Worldwide Stereo,
Bob & Ron's Worldwide Stereo.com, Boscov's, Boscovs.com, Rakuten.com, Calumet.com, Car Toys.com, Circuit City.com
1
, CompUSA.com, CompUSA/Tiger
Direct 4 , Conns Appliance, Conns Appliance.com, Cowboy Maloney's, Crutchfield, Crutchfield.com, Dell.com, Dillard's, Dollar General, ALCO Stores, Dunham's
Sports, eCost.com, Electronics Expo, Electronics Expo.com, Electronics Express, Electronics Express.com, Family Dollar Stores, Flanner's, Fred Meyer,
GameStop, GameStop.com, Hastings, hhgregg, hhgregg.com, Hunts Photo & Video.com, Huppins, JCPenney Company, JCPenney.com, Ken Crane's 10 , Kmart,
Kmart.com, Kohl's, Kohl's.com, La Curacao, La Curacao.com, Listen Up, Listen Up.com, Macy's East, Macy's.com, Magnolia Hi-Fi, Meijer, Meijer.com, Mike's
Camera.com, Myer Emco 9 , National Camera Exchange.com, Navy Exchange, NavyExchange.com, Nebraska Furniture Mart, NewEgg.com, Office Depot, Office
Depot.com, OfficeMax, OfficeMax.com, OneCall.com, Ovation Audio/Video Specialists 14 , Overstock.com, P.C. Richard & Son, P.C. Richard & Son.com, Pamida,
Panasonic.com, Paradyme, Paul's TV, Paul's TV.com, PC Connection Express, Queen City Appliance, QVC, QVC.com, R.C. Willey, R.C. Willey.com,
RadioShack, RadioShack.com, Reliable.com, Ritz Camera.com, Sam's Club, SamsClub.com, Sears, Sears.com, Shopko, Shopko.com, Sixth Avenue
Electronics 14 , Sixth Avenue Electronics.com 14 , Sprint Store, Staples, Staples.com, Target, Target.com, The Bon Ton, TigerDirect.com, Toys R Us, Toys R Us.com,
Ultimate Electronics 12 , Vann's, Vann's.com, Video Only, Walgreens, Walmart, Walmart.com
• Photo Specialty
Adorama Camera, Adorama.com, Bedford Camera & Video, Bel Air Camera, Bergen County Camera, Biggs Camera, Calumet Photo, Calumet.com, Camcor,
Cameta Camera, Cameta.com, Columbia Photo
15
, Cord Camera, Creve Coeur Camera, Crown Camera, Dan's Camera City, Dodd Camera, DoddCamera.com,
Fort Worth Camera, Harold's Photo Centers, Helix Camera
15
, Highland/Rowe Photo, Hooper Camera & Imaging, Hunts Photo & Video, Hunts Photo & Video.com,
Jack's Camera, Keeble & Shuchat Photography, Kenmore Camera, Kenmore Camera.com, Lakeside Camera, Larmon Camera, Lawrence Photo, Mike's Camera,
Mike's Camera.com, Murphy's Camera, National Camera Exchange, National Camera Exchange.com , Noble's Camera Shops, Penn Camera 16 , Photomark 14 ,
PJ's Camera, Precision Camera & Video, Ritz Camera, Ritz Camera.com, Rockbrook Camera & Video, Samy's Camera, Sarber's Cameras, Shutterbug Camera,
Wolfe's Camera, Woodward Camera, Worldwide Camera
• Mobile Electronics
Al & Ed's Autosound, Audio Express, Audiotronics, Breakers Mobile Electronics, Car Concepts SLC, Car Toys, Custom Sounds, Drive-In Autosound, Freeman's
Stereo & Video, Hawk Electronics, Mobile One AutoSound, Rhodes Complete Auto Radio, Sound of Tri-State, The Specialists, The Specialists.com
Office Supplies - *The “Other Retail”channel includes all categories within office supplies, except the paint & painting supplies category and the janitorial & break room category group. For Monthly POS within the Other Retail channel, we are also projecting for Dollar Tree and the 99 Cent Store.
Technology - Historical data only available through :
1
2/09 ,
2
3/09 ,
3
6/09,
4
8/09,
5
09/09,
6
10/09,
7
11/09,
8
1/10,
9
2/10,
10
10/10,
11
12/10,
12
04/11,
13
06/11,
14
7/11,
15
7/10,
16
2/12